SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2006

THE FEMALE HEALTH COMPANY
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

1-13602	39-1144397
(Commission File Number)	(I.R.S. Employer I.D. Number)

515 North State Street, Suite 2225 Chicago, Illinois	60610
(Address of Principal Executive Offices)	(Zip Code)

312-595-9123
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐ Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01     Entry into a Material Definitive Agreement

On February 2, 2006, The Female Health Company (the "Corporation") entered into a letter agreement with Donna Felch ("Ms. Felch") regarding the terms of her employment with the Corporation (the "Employment Agreement"). A copy of the Employment Agreement is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Pursuant to the terms of the Employment Agreement, Ms. Felch will serve as the Corporation's Vice President and Chief Financial Officer. In this role, she will be responsible for the Corporation's financial reporting, financial analysis and related filings with the Securities and Exchange Commission. Ms. Felch will receive an annual base salary of $165,000. Additionally, Ms. Felch is entitled to participate in the Corporation's bonus plans, stock incentive plan and other employee benefit plans. As a hiring bonus, Ms. Felch received a grant of 15,000 shares of restricted common stock, which shares of common stock will vest on the one year anniversary date of her hire date. Additionally, the Corporation agreed to grant Ms. Felch an additional 15,000 shares of restricted common stock on the one year anniversary date of her hire date, which shares of common stock will vest on the second anniversary date of her hire date. Pursuant to the Employment Agreement, Ms. Felch is eligible to participate in any medical, health, dental, disability and life insurance policy that is in effect for the Corporation's other employees who are located in the United States.

Effective February 8, 2006, the Corporation entered into a Change of Control Agreement with Ms. Felch (the "Change of Control Agreement"). A copy of the Change of Control Agreement is attached as Exhibit 99.2 to this report and is incorporated herein by reference. This agreement essentially acts as springing employment agreement which provides that, upon a change of control, as defined in the agreement, the Corporation will continue to employ Ms. Felch for a period of three years in the same capacity and with the same compensation and benefits as she was receiving prior to the change of control, as specified in the agreement. If Ms. Felch is terminated without cause or if she quits for good reason, in each case as defined in the agreement, after the change of control, Ms. Felch is generally entitled to receive a severance payment from the Corporation equal to the amount of compensation remaining to be paid to Ms. Felch under the agreement for the balance of the three-year term.

Section 5 - Corporate Governance and Management

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Information required by this Item 5.02 of Form 8-K is disclosed above under Item 1.01.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

      (d)     Exhibits

The following exhibits are furnished herewith:

Exhibit 99.1 - Letter Agreement dated February 2, 2006 between The Female Health Company and Donna Felch.

Exhibit 99.2 - Change of Control Agreement dated February 8, 2006 between The Female Health Company and Donna Felch.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            THE FEMALE HEALTH COMPANY
Date: February 8, 2006
            BY  /s/ O.B. Parrish
            O.B. Parrish, Chairman and
                    Chief Executive Officer

4